                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934


        DATE OF REPORT (date of earliest event reported): March 7, 2001


                         Commission File Number 0-29495


                          World Commerce Online, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                                         52-2205697
------------------------                    ------------------------------------
(State of Incorporation)                    (IRS Employer Identification Number)


                              9677 Tradeport Drive
                             Orlando, Florida 32827
             -----------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


                                 (407) 240-8999
              ---------------------------------------------------
              (Registrant's Telephone Number Including Area Code)


Item 4.  Change in Registrant's Certifying Accountant

   (a) On March 7, 2001, World Commerce Online, Inc. (the "Company") engaged KPMG LLP ("KPMG") as its independent auditors for the fiscal year ended December 31, 2000, to replace the firm of PricewaterhouseCoopers ("PWC"), who were dismissed as the independent auditors of the Company effective on March 1, 2001. The decision to change independent auditors was approved by the Company's Board of Directors.

         The reports of PWC on the Company's financial statements for the years ended December 31, 1999 and 1998, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audit of the Company's financial statements for the years ended December 31, 1999 and 1998, and in the subsequent interim period through March 7, 2001, there were no disagreements ("Disagreements") as defined in Item 304 (a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the matter in its reports. In addition, during the years ended December 31, 1999 and 1998 and in the subsequent interim period ended March 7, 2001, there were no reportable events ("Reportable Events") as defined in Item 304 (a)(1)(v) of Regulation S-K. The Company has furnished PWC with a copy of the foregoing disclosure and PWC has furnished the Company with a letter addressed to the Securities and Exchange Commission, stating that PWC agrees with the above statements. A copy of the letter of PWC to the Securities and Exchange Commission, dated March 14, 2001, is filed as Exhibit 16 hereto.

   (b) On March 7, 2001, the Company engaged KPMG as its independent auditors for the fiscal year ending December 31, 2000. At no time preceding March 7, 2001, has the Company (or anyone on behalf of the Company) consulted with KPMG on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of Disagreement with PWC or a Reportable Event.

Item 7.  Financial Statements and Exhibits

   (a)   None

   (b)   None

   (c)   Exhibits

           16 Letter of PWC to the Securities and Exchange Commission, dated March 14, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WORLD COMMERCE ONLINE, INC.
                                       (Registrant)


Date: March 14, 2001                   /s/ Joseph H. Dugan
                                       ----------------------------------------
                                           Joseph H. Dugan
                                           Chief Executive Officer

                                       /s/ Mark E. Patten
                                       ----------------------------------------
                                           Mark E. Patten
                                           Chief Financial Officer and
                                           Executive Vice President
                                           (Principal Financial and
                                           Accounting Officer)